                                                             Exhibit 10.30

      THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA



                                       TO



                           NORWEST BANK ARIZONA, N.A.
                                     Trustee



                        --------------------------------



                               INDENTURE OF TRUST


                        --------------------------------


                                    SECURING
                                   $29,300,000
      THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA
                       AIRPORT FACILITIES REFUNDING BONDS
                      (AMERICA WEST AIRLINES, INC. PROJECT)
                                   SERIES 1998


                        --------------------------------



                            Dated as of April 1, 1998

                                TABLE OF CONTENTS

                                                                                                                              Page
Recitals.........................................................................................................................1
Form of Face of Bond.............................................................................................................3
Form of Trustee's Certificate of Authentication..................................................................................5
Form of Reverse of Bond..........................................................................................................5
Form of Assignment...............................................................................................................8
Granting Clauses.................................................................................................................9

ARTICLE I                  DEFINITIONS..........................................................................................11

       Section 1.01.           Definitions......................................................................................11

ARTICLE II                 THE BONDS............................................................................................16

       Section 2.01.           Authorized Amount and Purpose of Bonds...........................................................16
       Section 2.02.           Issuance of Bonds................................................................................16
       Section 2.03.           Ownership, Transfer, Exchange and Registration of Bonds..........................................17
       Section 2.04.           Execution; Limited Obligation....................................................................18
       Section 2.05.           Authentication...................................................................................18
       Section 2.06.           Mutilated, Destroyed, Lost or Stolen Bonds.......................................................18
       Section 2.07.           Cancellation and Destruction of Surrendered Bonds................................................19
       Section 2.08.           Delivery of the Bonds............................................................................19
       Section 2.09.           Book Entry System................................................................................20

ARTICLE III                REDEMPTION OF BONDS BEFORE MATURITY..................................................................20

       Section 3.01.           Optional Redemption..............................................................................20
       Section 3.02.           Reserved.........................................................................................21
       Section 3.03.           Mandatory Redemption.............................................................................21
       Section 3.04.           Notice of Redemption.............................................................................21
       Section 3.05.           Deposit of Funds.................................................................................23
       Section 3.06.           Partial Redemption of Bonds......................................................................23
       Section 3.07.           Selection Of Bonds For Redemption................................................................23

ARTICLE IV                 PAYMENT; FURTHER ASSURANCES..........................................................................24

       Section 4.01.           Payment of Principal or Redemption Price of and Interest on Bonds................................24
       Section 4.02.           Performance of Covenants; The Issuer.............................................................24
       Section 4.03.           Right to Payments Under Agreement; Instruments of Further Assurance..............................24
       Section 4.04.           Financing Statements.............................................................................25
       Section 4.05.           Inspection of Project Books......................................................................25
       Section 4.06.           Rights under Agreement...........................................................................25

ARTICLE V                  REVENUES AND FUNDS...................................................................................26

       Section 5.01.           Source of Payment of Bonds.......................................................................26
       Section 5.02.           Creation of the Bond Fund........................................................................26
       Section 5.03.           Payments into the Bond Fund......................................................................26
       Section 5.04.           Use of Moneys in the Bond Fund...................................................................26
       Section 5.05.           Custody of the Bond Fund.........................................................................26
       Section 5.06.           Non-Presentment of Bonds.........................................................................27
       Section 5.07.           Trustee's Fees, Charges and Expenses.............................................................27
       Section 5.08.           Moneys To Be Held in Trust.......................................................................27
       Section 5.09.           Repayment to the Company from the Bond Fund......................................................27
       Section 5.10.           Revenues To Be Paid Over to Trustee..............................................................27
       Section 5.11.           Payments of Principal and Interest...............................................................28
       Section 5.12.           Revenues To Be Held for All Bondholders; Certain Exceptions......................................28
       Section 5.13.           Tax Agreement....................................................................................28
       Section 5.14.           Cost of Issuance Fund............................................................................28

ARTICLE VI                 INVESTMENT OF MONEYS.................................................................................28

       Section 6.01.           Investment of Bond Fund Moneys...................................................................28
       Section 6.02.           Investments; Arbitrage...........................................................................28

ARTICLE VII                DEFEASANCE...........................................................................................29

       Section 7.01.           Defeasance.......................................................................................29

ARTICLE VIII               DEFAULT PROVISIONS; REMEDIES.........................................................................30

       Section 8.01.           Defaults; Events of Default......................................................................30
       Section 8.02.           Acceleration.....................................................................................31
       Section 8.03.           Remedies; Rights Of Bondholders..................................................................31
       Section 8.04.           Right of Bondholders to Direct Proceedings.......................................................32
       Section 8.05.           Application of Moneys............................................................................32
       Section 8.06.           Remedies Vested in Trustee.......................................................................32
       Section 8.07.           Rights and Remedies of Bondholders...............................................................33
       Section 8.08.           Termination of Proceedings.......................................................................33
       Section 8.09.           Waivers of Events of Default.....................................................................33
       Section 8.10.           Opportunity of Company to Cure Events of Default.................................................34

ARTICLE IX                 THE TRUSTEE..........................................................................................35

       Section 9.01.           Acceptance of the Trusts.........................................................................35
       Section 9.02.           Corporate Trustee Required; Eligibility..........................................................38
       Section 9.03.           Fees, Charges and Expenses of Trustee............................................................38
       Section 9.04.           Notice to Bondholders If Default Occurs..........................................................39
       Section 9.05.           Intervention by Trustee..........................................................................39
       Section 9.06.           Successor Trustee................................................................................39

       Section 9.07.           Resignation by the Trustee.......................................................................39
       Section 9.08.           Removal of the Trustee...........................................................................40
       Section 9.09.           Appointment of Successor Trustee.................................................................40
       Section 9.10.           Concerning Any Successor Trustees................................................................40
       Section 9.11.           Appointment of Co-Trustee........................................................................41

ARTICLE X                  SUPPLEMENTAL INDENTURES..............................................................................42

       Section 10.01.          Supplemental Indentures Not Requiring Consent of Bondholders.....................................42
       Section 10.02.          Supplemental Indentures Requiring Consent of Bondholders.........................................43
       Section 10.03.          Consents to Supplemental Indentures..............................................................44
       Section 10.04.          Reliance on Opinions of Counsel..................................................................44

ARTICLE XI                 AMENDMENT OF AGREEMENT...............................................................................44

       Section 11.01.          Amendments, Etc., to Agreement Not Requiring Consent of Bondholders..............................44
       Section 11.02.          Amendments, Etc., to Agreement Requiring Consent of Bondholders..................................45
       Section 11.03.          Reliance on Opinions of Counsel..................................................................45

ARTICLE XII                MISCELLANEOUS........................................................................................46

       Section 12.01.          Consents, Etc., Of Bondholders...................................................................46
       Section 12.02.          Limitation of Rights.............................................................................46
       Section 12.03.          Severability.....................................................................................46
       Section 12.04.          Notices..........................................................................................46
       Section 12.05.          Holidays.........................................................................................47
       Section 12.06.          Counterparts.....................................................................................47
       Section 12.07.          Applicable Law...................................................................................47
       Section 12.08.          Captions.........................................................................................47
       Section 12.09.          Notice Regarding Cancellation of Contracts.......................................................47

Signature Page..................................................................................................................48


EXHIBIT I                  FORM OF INVESTOR LETTER

         THIS INDENTURE OF TRUST, made and entered into as of April 1, 1998, by and between THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA, an Arizona nonprofit corporation and political subdivision of the State of Arizona (the "Issuer"), and NORWEST BANK ARIZONA, N.A., as Trustee (the "Trustee"), a banking corporation duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the State of Arizona, with its principal corporate trust office located in Phoenix, Arizona;

                                   WITNESSETH:

         WHEREAS, the Issuer is authorized and empowered under Title 35, Chapter 5, Arizona Revised Statutes, as amended (the "Act"), to issue revenue bonds in accordance with Article 2 of the Act and to make secured or unsecured loans for the purpose of financing or refinancing costs of certain airport facilities, to charge and collect interest on such loans and pledge the proceeds of loan agreements as security for the payment of principal of and interest on bonds, or designated issues of bonds, issued by the Issuer and any agreements in connection therewith, whenever the board of directors finds such loans to be in furtherance of the purposes of the Issuer; and

         WHEREAS, the Issuer has heretofore issued and sold its Variable Rate Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1986 in the original aggregate principal amount of $54,000,000, of which $29,300,000 is currently outstanding (the "Prior Bonds"), pursuant to an Indenture of Trust, dated as of August 1, 1986 (the "Prior Indenture"), between the Issuer and Norwest Bank Arizona, N.A., as successor trustee, and has loaned the proceeds thereof to America West Airlines, Inc., a Delaware corporation (the "Company"), for the purpose of financing the airport facilities more particularly described in the Prior Indenture (the "Project").

         WHEREAS, the Company has requested that the Issuer issue and sell bonds to refund the Prior Bonds and refinance the Project; and

         WHEREAS, pursuant to the Act, the Issuer has determined to issue and sell its airport facility refunding bonds as provided herein (the "Bonds") and to lend the proceeds thereof to the Company pursuant to the Financing Agreement of even date herewith (the "Agreement"), between the Issuer and the Company, for the purpose of refunding the Prior Bonds; and

         WHEREAS, the issuance and sale of the Bonds and the loan of the proceeds thereof to the Company to refund the Prior Bonds will serve the purposes of the Issuer and the Act and in all respects conform to the provisions and requirements of the Act; and

         WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and of the interest and premium, if any, thereon, the Issuer has authorized the execution and delivery of this Indenture, and

         WHEREAS, all Bonds issued under this Indenture will be secured by a pledge and assignment of the Issuer's rights under the aforesaid Agreement; and

         WHEREAS, the Bonds and the Trustee's certificate of authentication and the form of assignment to be endorsed thereon are all to be in substantially the following forms, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

                             [FORM OF FACE OF BOND]

                            UNITED STATES OF AMERICA

      THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA

                        AIRPORT FACILITIES REFUNDING BOND
                      (AMERICA WEST AIRLINES, INC. PROJECT)
                                   SERIES 1998

Registered                                                           Registered

No. R-                                                              $29,300,000

Interest Rate:      Dated Date:        Maturity Date:                  CUSIP:

6.30%               April 1, 1998      April 1, 2023

Registered Owner: Cede & Co.

Principal Amount: Twenty-nine million three hundred thousand             Dollars

           [1] THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA (the "Issuer"), an Arizona nonprofit corporation and political subdivision of the State of Arizona, for value received, hereby promises to pay (but in each case only out of the source hereinafter provided) to the Registered Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay interest on said Principal Amount until payment of said Principal Amount has been made or duly provided for at the Interest Rate identified above, on April 1 and October 1 of each year, commencing on October 1, 1998, and to pay interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by this Bond, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto, the principal of, premium, if any, and interest on this Bond being payable in lawful money of the United States of America at the designated Corporate Trust Office of Norwest Bank Arizona, N.A., as Trustee, or its successor in trust (the "Trustee"); provided, however, payment of interest on any Interest Payment Date shall be made to the Owner hereof as of the close of business on the Record Date with respect to such Interest Payment Date and shall be (i) paid by check or draft mailed on such Interest Payment Date to such Owner hereof at his address as it appears on the registration books of the Issuer maintained by the Trustee or at such other address as is furnished in writing by such Owner to the Trustee as Bond Registrar not later than the close of business on the Record Date or
(ii) transmitted by wire transfer to an account with a commercial bank located within the United States of America if such Owner owns at least

$1,000,000 in aggregate principal amount of the Bonds and shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date.

                        --------------------------------

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                        --------------------------------

          [16] THIS BOND DOES NOT, AND SHALL NEVER, CONSTITUTE AN INDEBTEDNESS OF THE CITY OF PHOENIX, THE STATE OF ARIZONA OR THE ISSUER WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION, AND THIS BOND SHALL NEVER CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF SAID CITY, SAID STATE OR THE ISSUER OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF SAID CITY OR SAID STATE OR A CHARGE AGAINST THE GENERAL CREDIT OF THE ISSUER. THE ISSUER HAS NO TAXING POWER.

          [17] IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts and conditions required to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond have been performed in due time, form and manner as required by law, and that the issuance of this Bond and the issue of which it forms a part does not exceed or violate any constitutional or statutory limitation.

          [18] This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless and until the certificate of authentication hereon shall have been duly executed by the Trustee.

          [19] IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA has caused this Bond to be executed in its name by the manual or facsimile signature of its President and attested by the manual or facsimile signature of its Secretary, all as of April 1, 1998.


                                 THE INDUSTRIAL DEVELOPMENT AUTHORITY
                                   OF THE CITY OF PHOENIX, ARIZONA


                                 By
                                   --------------------------------------------
                                    President

Attest:



--------------------------------
Secretary

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds described in the within-mentioned Indenture of Trust.

Date of Authentication:                  _____________________________________,
                                         as Trustee


                                         By
________________________________         ______________________________________
                                            Authorized Signatory

                            [FORM OF REVERSE OF BOND]

           [2] This Bond is one of an authorized issue of bonds limited in aggregate principal amount to $29,300,000 (the "Bonds") issued pursuant to a resolution duly adopted by the governing body of the Issuer on March 19, 1998 (the "Resolution"), and the applicable provisions of Title 35, Chapter 5, Arizona Revised Statutes, as supplemented and amended to the date hereof (the "Act"), and issued under an Indenture of Trust (the "Indenture") dated as of April 1, 1998, between the Issuer and the Trustee, for the purpose of refunding bonds of the Issuer the proceeds of which were used to finance costs of certain airport facilities located within the boundaries of the Issuer (the "Project") for America West Airlines, Inc. (the "Company"). Proceeds from the sale of the Bonds are to be loaned by the Issuer to the Company under the terms of a Financing Agreement, dated as of April 1, 1998 (the "Agreement"), between the Issuer and the Company, which provides for the repayment of such loan by the Company.

           [3] The Bonds are all issued under and equally and ratably secured by and entitled to the benefits of the Indenture (except as otherwise expressly set forth in the Indenture), including the security of a pledge and assignment of certain revenues and receipts derived by the Issuer pursuant to the Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against such payments, and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any property now or hereafter owned by it.

           [4] The Bonds are issuable as registered Bonds without coupons in Authorized Denominations. Subject to the limitations, upon payment of the charges provided in the Indenture and upon surrender and cancellation hereof, this Bond may be exchanged for a like aggregate principal amount of Bonds of other Authorized Denominations. This Bond is transferable by the Owner hereof in person or by his attorney duly authorized in writing at the designated Corporate Trust Office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of Authorized Denomination or Authorized Denominations, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

           [5] The Bonds are subject to redemption prior to maturity, at the option of the Company, on or after April 1, 2008, in whole or in part on the dates set forth below, at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest, if any, to the redemption date:


                               Redemption Dates                                                  Redemption Prices
                               ----------------                                                  -----------------
                  April 1, 2008 and October 1, 2008                                                      102%

                  April 1, 2009 and October 1, 2009                                                      101%

                  April 1, 2010 and any Interest Payment Date thereafter                                 100%

           [6] The Bonds shall be redeemed at 100% of the principal amount thereof plus accrued interest, if any, to the redemption date within 180 days after (i) receipt by the Company of written notice of the issuance of a private letter ruling or a technical advice memorandum by the Internal Revenue Service in a proceeding in connection with which the Company has had the opportunity to participate or (ii) the Company receives written notice of a final determination by any court of competent jurisdiction of the United States in a proceeding to which the Company is a party or in which the Company has had the opportunity to participate, in either case, to the effect that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Agreement or the Project Certificate, the interest payable on the Bonds is included in the gross income for federal income tax purposes of the Owners or beneficial owners thereof (other than a person who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code or Section 103(b)(13) of the 1954 Code). Upon the occurrence of any such event, the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel, the redemption of a portion of the Outstanding Bonds would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be included in the gross income for federal income tax purposes of any Owners or beneficial owners of the Bonds (other than a person who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code or Section 103(b)(13) of the 1954 Code), in which event only such portion of the Outstanding Bonds shall be redeemed.

           [7] In the event any of the Bonds or Authorized Denominations thereof are called for redemption, notice thereof identifying the Bonds or portions thereof to be redeemed will be given by the Trustee upon mailing a copy of the redemption notice by first class mail at least thirty days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of the proceedings for the redemption of any Bond or portion thereof with respect to which no such failure occurred. All Bonds so called for redemption will cease to bear interest after the specified redemption date provided funds for their redemption are on deposit at the place of payment at that time. In the event any Bond is called for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or new Bonds of Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered. Additional notice of redemption of Bonds or portions thereof may be given by the Trustee as provided in the Indenture, including notice to certain services and by publication, but no failure to give any such additional notice or any defect therein shall defeat the effectiveness of a call for redemption if notice thereof is given as above prescribed.

           [8] With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VII of the Indenture, such notice may state (if so directed by the Company in writing) that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

           [9] This Bond and all other Bonds of the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Arizona, particularly the Act, and pursuant to further proceedings adopted by the governing authority of the Issuer, which proceedings authorize the execution and delivery of the Indenture. This Bond and the series of which it forms a part are special limited obligations of the Issuer payable solely from the sources described herein. The Project is not security for the Bonds.

          [10] No recourse shall be had for the payment of the principal of, or premium, if any, or interest on, any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer, or through the Issuer, or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and the issuance of any of the Bonds.

          [11] The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default as defined in the Indenture occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

          [12] The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Bond is registered as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          [13] The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment, including a provision that under certain circumstances the Bonds shall be deemed to be paid if Government Obligations maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of, and premium, if any, and interest on, the Bonds and all necessary and proper fees, compensation and expenses of the Trustee shall have been deposited with the Trustee.

          [14] Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

          [15] Terms which are used herein as defined terms and which are not otherwise defined herein shall have the meanings attributed to them in the Indenture.

                              [FORM OF ASSIGNMENT]

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


                               UNIF GIFT MIN ACT--

TEN COM           --  as tenants in common                              ____________ Custodian ___________
TEN ENT           --  as tenants by the entireties                          (Cust)               (Minor)
JT TEN            --  as joint tenants with right                       under Uniform Gifts to Minors Act
                      of survivorship and not                           ________________________________
                      as tenants in common                                                       State


         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

---------------------------------------------------------------------------
                         (Name and Address of Assignee)

the within Bond of The Industrial Development Authority of the City of Phoenix, Arizona and does hereby irrevocably constitute and appoint __________________ to transfer the said

Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:_________________

Signature Guaranteed:

_______________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                               [END OF BOND FORM]

         WHEREAS, the execution and delivery of the Bonds and of this Indenture have been duly authorized and all things necessary to make the Bonds, when executed by the Issuer and authenticated by the Trustee, valid and binding legal obligations of the Issuer and to make this Indenture a valid and binding agreement have been done;

               NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

         That the Issuer in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the purchasers thereof, one dollar duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and of other good and valuable considerations, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, and premium, if any, and interest on, all Bonds outstanding hereunder from time to time, according to their tenor and effect, and to secure the observance and performance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby pledge and assign unto the Trustee, and unto its successors and assigns forever;

                              GRANTING CLAUSE FIRST

         The Agreement, including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Issuer therein (except for the right of the Issuer to the payment of costs, expenses, indemnification and counsel fees pursuant to Sections 4.2(d), 4.2(e), 5.3 and
6.4 of the Agreement and any rights of the Issuer to receive any notices, certificates, requests, requisition or other communications under the Agreement) including, but without limiting the generality of the foregoing, the present and continuing right to receive, receipt for, collect or make claim for any of the moneys, income, revenues, issues, profits and other amounts payable or receivable thereunder, including payments made by the Company, whether payable under the Agreement or otherwise, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer or any other person is or may become entitled to do under the Agreement;

                             GRANTING CLAUSE SECOND

         All payments to be received by the Issuer (except as provided in the preceding paragraph) under the Agreement, together with all other Revenues, and all moneys and earnings thereon held by the Trustee in the Bond Fund under the terms of the Indenture; and

                              GRANTING CLAUSE THIRD

         Any and all other property of each name and nature from time to time hereafter by delivery or by writing of any kind pledged or assigned as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trusts and assigns forever.

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds, from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds (except only as otherwise expressly stated herein).

         PROVIDED HOWEVER, that if the Issuer, its successors or assigns, shall well and truly cause to be paid, the principal of the Bonds and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Bonds, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article V hereof or shall provide, as permitted by Article VII hereof, for the payment thereof, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Revenues hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners from time to time of the Bonds, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINITIONS. (A) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                   (1) All references in this Indenture to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture.

                   (2) The words "herein", "hereof", "hereto", "hereby", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                   (3) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

                   (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect from time to time.

                   (5) Every "request", "order", "demand", "application", "appointment", "notice", "statement", "certificate", "consent" or similar action hereunder by the Issuer shall, unless the form thereof is specifically provided, be in writing signed by the Authorized Issuer Representative.

                   (6) Every reference herein to the delivery of Bonds by the Trustee, or similar references, shall mean that Bonds shall be available to be picked up at the appointed time at the Corporate Trust Office of the Trustee.

                   (7) All other terms used herein which are defined in the Agreement shall have the same meanings assigned them in the Agreement unless the context otherwise requires.

         (B) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         "Act" means Title 35, Chapter 5, Arizona Revised Statutes, and all acts supplementary thereto or amendatory thereof.

         "Administrative Expenses" means the reasonable and necessary expenses (including the reasonable value of employee services and fees of Counsel) incurred by the Issuer in connection with the Bonds, the Agreement, this Indenture and any transaction or event contemplated by the Agreement or this Indenture.

         "Agreement" means the Financing Agreement with respect to the Bonds of even date herewith by and between the Issuer and the Company, as from time to time amended and supplemented.

         "Authorized Company Representative" means any person who, at the time, shall have been designated as such by a written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

         "Authorized Denominations" means $100,000 or any integral multiple thereof.

         "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its President, Vice President, Secretary or Assistant Secretary. Such certificate may designate an alternate or alternates.

         "Bond" or "Bonds" means any one or more of the bonds authorized, authenticated and delivered under this Indenture.

         "Bond Counsel" means the Counsel who renders the opinion as to the tax-exempt status of interest on the Bonds or other nationally recognized municipal bond counsel mutually acceptable to the Issuer, the Trustee and the Company.

         "Bond Fund" means the fund created by Section 5.02 hereof.

         "Bondholder" or "Holder" or "Owner" or "Owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept for that purpose in accordance with the terms of this Indenture.

         "Bond Registrar" means the Trustee.

         "Book Entry Bond" means a Bond authorized to be issued to and restricted to being registered, in the name of, a Securities Depository as provided in Section 2.09 hereof.

         "Business Day" means a day on which banks located in the city in which the Corporate Trust Office of the Trustee is located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations promulgated or proposed thereunder.

         "Company" means America West Airlines, Inc., a Delaware corporation, and its successors and assigns and any surviving, resulting or transferee corporation as permitted in Section 5.1 of the Agreement.

         "Corporate Trust Office" means the designated principal office of the Trustee from which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 3300 North Central Avenue, 15th Floor, Phoenix, Arizona 85012.

         "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America.

         "Dated Date" means April 1, 1998.

         "Default" or "event of default" means an occurrence or event specified in and defined by Section 8.01 hereof.

         "DTC" means the Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

         "Executive Officer" means the President of the Governing Body of the Issuer.

         "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all expenses (including fees of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

         "Governing Body" means the Board of Directors of the Issuer.

         "Government Obligations" means non-callable direct general obligations of, or non-callable obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

         "Indenture" means this Indenture of Trust, including any indentures supplemental hereto or amendatory hereof.

         "Interest Payment Date" means April 1 and October 1 of each year, commencing October 1, 1998.

         "Issue Date" means April 2, 1998, the date of issuance and delivery of the Bonds.

         "Issuer" means The Industrial Development Authority of the City of Phoenix, Arizona and any successor body to the duties or functions of the Issuer.

         "1954 Code" means the Internal Revenue Code of 1954, as amended.

         "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses, including fees of Counsel, normally incurred by a trustee, paying agent or bond registrar under instruments similar to this Indenture and the Tax Agreement.

         "Original Purchaser" means Citicorp Securities, Inc.

         "Outstanding" or "outstanding" or "Bonds Outstanding", in connection with the Bonds means, as of the time in question, all Bonds authenticated and delivered under this Indenture, except:

                    A. Bonds theretofore cancelled or required to be cancelled under Section 2.07 hereof;

                    B. Bonds which are deemed to have been paid in accordance with Article VII hereof; and

                    C. Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof.

         In determining whether the Owners of a requisite aggregate principal amount of outstanding Bonds have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions of the Indenture, Bonds which are owned of record by the Company or any affiliate thereof or held by the Trustee for the account of the Company shall be disregarded and deemed not to be Outstanding hereunder for the purpose of any such determination (except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned or held shall be disregarded) unless all Bonds are owned by the Company or any affiliate thereof and/or held by the Trustee for the account of the Company, in which case such Bonds shall be considered outstanding for the purpose of such determination. For the purpose of this definition, an "affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Paying Agent" means the Trustee.

         "Person" means natural persons, firms, partnerships, associations, corporations, trusts and public bodies.

         "Prior Bonds" has the meaning assigned to such term in the recitals to this Indenture.

         "Prior Indenture" has the meaning assigned to such term in the recitals to this Indenture.

         "Project" means the facilities described in Exhibit A to the Agreement.

         "Rebate Fund" means the Rebate Fund, if any, created and established pursuant to the Tax Agreement and Section 5.13 hereof.

         "Record Date" means the fifteenth (15th) day of the calendar month immediately preceding an Interest Payment Date, or if such day shall not be a Business Day, the immediately preceding Business Day.

         "Recording Officer" means the Secretary of the Issuer.

         "Resolution" means the resolution duly adopted and approved by the Governing Body of the Issuer on March 19, 1998 authorizing the issuance and sale of the Bonds and the execution of this Indenture and the Agreement.

         "Revenues" means the amounts pledged hereunder to the payment of principal of, and premium, if any, and interest on, the Bonds, consisting of the following: (i) all amounts payable from time to time by the Company under
Section 4.2(a) of the Agreement, and all receipts of the Trustee credited under the provisions of this Indenture against said amounts payable, and (ii) any portion of the net proceeds of the Bonds deposited with the Trustee under
Section 5.03(a) hereof.

         "Securities Depository" means, with respect to a Book Entry Bond, DTC or any person, firm, association or corporation constituting a "clearing agency" (securities depository) registered under Section 17A of the Securities Exchange Act of 1934, as amended, which may at any time be substituted in its place to act as Securities Depository for the Bonds, or its successors, or any nominee therefor.

         "State" means the State of Arizona.

         "Tax Agreement" means the Tax Exemption Certificate and Agreement with respect to the Bonds, dated as of the date of the delivery of the Bonds, among the Company, the Issuer and the Trustee, as from time to time amended and supplemented.

         "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

         "Trustee" means Norwest Bank Arizona, N.A., as trustee hereunder, and any successor trustee pursuant to Section 9.06 or 9.09 hereof at the time serving as successor Trustee hereunder, and any co-trustee serving as such hereunder.

         "Written Consent of the Issuer," "Written Order of the Issuer," "Written Request of the Issuer" and "Written Requisition of the Issuer" mean, respectively, a written consent, order, request or requisition signed by or on behalf of the Issuer by an authorized Issuer Representative.

                                   ARTICLE II

                                    THE BONDS

                SECTION 2.01. AUTHORIZED AMOUNT AND PURPOSE OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $29,300,000 except as provided in Section 2.06 hereof. The Bonds shall be issued for the purpose of refinancing the cost of the Project by refunding the Prior Bonds, as provided in the Agreement.

                SECTION 2.02. ISSUANCE OF BONDS. The Issuer may issue the Bonds following the execution of this Indenture; and the Trustee shall, at the Issuer's written request, authenticate such Bonds and deliver them as specified in such request. The Bonds shall be designated "The Industrial Development Authority of the City of Phoenix, Arizona Airport Facilities Refunding Bonds (America West Airlines, Inc. Project) Series 1998." The Bonds shall be substantially in the form hereinabove set forth with such appropriate variations, omissions and insertions as are permitted or required by this Indenture. The Bonds shall be issuable as fully registered bonds without coupons in Authorized Denominations. Unless the Issuer shall otherwise direct, the Bonds shall be numbered R-1 and upwards.

         Each Bond shall be dated as of April 1, 1998 and shall mature, subject to prior redemption, upon the terms and conditions hereinafter set forth, on April 1, 2023. The Bonds shall bear interest at the rate of six and three tenths percent (6.30%) per annum from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Each Bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by the Bonds. The Trustee shall insert the date of authentication of each Bond in the place provided for such purpose in the form of certificate of authentication of Trustee to be printed on each Bond.

         The principal of, and premium, if any, and interest on, the Bonds shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and except as otherwise provided for Book Entry Bonds as permitted by Section 2.09 hereof, such principal and premium, if any, shall be payable at the Corporate Trust Office of the Trustee. Payment of interest on any Interest Payment Date on any Bond shall be made to the Owner thereof as of the close of business on the Record Date immediately prior thereto and except as otherwise provided for Book Entry Bonds as permitted by Section 2.09 hereof, shall be (i) made by check or draft mailed on the Interest Payment Date to such Owner at his address as it appears on the registration books of the Issuer maintained by the Trustee or at such other address as is furnished to the Trustee in writing by such Owner not later than the close of business on such Record Date or (ii) transmitted by wire transfer to an account with a commercial bank located within the United States of America if such Owner owns at least

$1,000,000 in aggregate principal amount of the Bonds and shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date, except that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Owners in whose names any such Bonds are registered at the close of business on the fifth Business Day next preceding the date of payment of such defaulted interest.

         Interest on the Bonds shall be payable on each Interest Payment Date for the period ending on the day immediately preceding such Interest Payment Date and commencing on the immediately preceding Interest Payment Date, or if no interest has been paid on the Bonds, on the date of the Bonds. Notwithstanding the foregoing, if as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds issued in exchange for Bonds surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the Bonds, or if no interest has been paid on the Bonds, from the date of the Bonds.

                SECTION 2.03. OWNERSHIP, TRANSFER, EXCHANGE AND REGISTRATION OF BONDS. The Issuer shall cause books for the registration and for the transfer of the Bonds as provided herein to be kept at the Corporate Trust Office of the Trustee, which is hereby constituted and appointed the Bond Registrar and transfer agent for the Bonds. The Issuer shall prepare and deliver to the Trustee, and the Trustee shall keep custody of, a supply of forms of Bonds duly executed by the Issuer, as provided in Section 2.04 hereof, for use in the transfer and exchange of Bonds. The Trustee is hereby authorized and directed to complete such forms of Bonds as to principal amounts and registered owners, in accordance with the provisions hereof, in effecting transfers and exchanges of Bonds as provided herein.

         Upon surrender for transfer of any Bond at the Corporate Trust Office of the Trustee, duly endorsed for transfer or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee duly executed by the Owner or his attorney duly authorized in writing, the Trustee shall date and execute the certificate of authentication on and deliver in the name of the transferee or transferees a new Bond or Bonds duly executed by the Issuer of Authorized Denominations and for a like aggregate principal amount.

         Any Bond or Bonds may be exchanged at the Corporate Trust Office of the Trustee for a new Bond or Bonds of like aggregate principal amount of other Authorized Denominations. Upon surrender of any Bond or Bonds for exchange, the Trustee shall date and execute the certificate of authentication on and deliver a new Bond or Bonds duly executed by the Issuer which the Bondholder making the exchange is entitled to receive.

         The Trustee shall not be required to transfer or exchange any Bond after the mailing of notice calling such Bond or portion thereof for redemption, nor during the period of fifteen days next preceding the mailing of such notice of redemption.

         The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of the principal of, or premium, if any, or interest on, any Bond shall be made only to or upon the written order of the registered Owner thereof or his legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effective to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

         The Trustee shall require the payment by the Bondholder requesting exchange or transfer (other than an exchange upon a partial redemption of a Bond) of any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, but otherwise no charge shall be made to the Bondholder for such exchange or transfer.

                SECTION 2.04. EXECUTION; LIMITED OBLIGATION. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its President and attested with the manual or facsimile signature of its Secretary. All authorized facsimile signatures shall have the same force and effect as if manually signed. The Bonds, together with interest thereon, are not general obligations of the Issuer but are special, limited obligations payable solely from the Revenues, and shall be a valid claim of the respective Owners thereof only against the Bond Fund and the Revenues, which Revenues are hereby pledged, assigned and otherwise secured for the equal and ratable payment of the Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture or the Tax Agreement. The Bonds and interest and premium, if any, thereon shall never constitute the debt or indebtedness of the Issuer within the meaning of any provision or limitation of the Constitution of the State or statutes and shall not constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit. The Issuer has no taxing power. In case any official of the Issuer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

                SECTION 2.05. AUTHENTICATION. No Bond shall be valid for any purpose until the certificate of authentication on such Bond shall have been duly executed by the Trustee, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Owner thereof is entitled to the benefits of the trust hereby created. The Trustee's certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the certificate of authentication on all of the Bonds issued hereunder.

                SECTION 2.06. MUTILATED, DESTROYED, LOST OR STOLEN BONDS. In the event any Bond or temporary Bond is mutilated, lost, stolen or destroyed, the Trustee may authenticate a new Bond duly executed by the Issuer of like date and denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Trustee evidence of such loss, theft or destruction satisfactory to the Trustee, together with indemnity to the Issuer, the Trustee and the Company satisfactory to them. In the event any such Bond shall have matured or been redeemed, instead of issuing a duplicate Bond, the Trustee on behalf of the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the Owner of such Bond with their reasonable fees and expenses in this connection. The Issuer shall cooperate with the Trustee in connection with the issue of replacement Bonds, but nothing in this Section shall be construed in derogation of any rights which the Issuer, the Company or the Trustee may have to receive indemnification against liability, or payment or reimbursement of expenses, in connection with the issue of a replacement Bond. All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies.

                SECTION 2.07. CANCELLATION AND DESTRUCTION OF SURRENDERED BONDS. Whenever any Outstanding Bond shall be delivered to the Trustee for transfer, exchange or cancellation pursuant to this Indenture, upon payment of the principal amount represented thereby, or for replacement pursuant to Section
2.06 hereof, such Bond shall be promptly cancelled and cremated or otherwise destroyed by the Trustee.

                SECTION 2.08. DELIVERY OF THE BONDS. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver them to the Original Purchasers as directed by the Issuer as hereinafter in this Section provided.

         Prior to the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee:

                   (1) A duly certified copy of the Resolution.

                   (2) Original executed counterparts of the Agreement, the Tax Agreement and this Indenture.

                   (3) An opinion of Bond Counsel to the effect that the Bonds have been validly issued under this Indenture and that all requirements under this Indenture precedent to the delivery of the Bonds have been satisfied.

                   (4) A request and authorization to the Trustee on behalf of the Issuer and signed by the Executive Officer to authenticate and deliver the Bonds to or as directed by the Original Purchaser, registered in the names and in the Authorized Denominations specified to the Trustee by the Original Purchaser, upon payment by the Original Purchaser of a sum specified in such request to the Trustee (such sum to be applied in accordance with the Written Order of the Issuer furnished to the Trustee on the Issue Date), plus accrued interest, if any, on the Bonds to the date of delivery (which accrued interest shall be deposited in the Bond Fund).

                   (5) Original executed Investor Letter(s) in the form attached as Exhibit I hereto.

                SECTION 2.09. BOOK ENTRY SYSTEM. The Trustee and the Issuer (or the Issuer with advice to the Trustee), at the direction of the Company, may from time to time enter into, and discontinue, an agreement with a "clearing agency" (securities depository) registered under Section 17A of the Securities Exchange Act of 1934, as amended (the "Securities Depository"), which is the owner of the Bonds, to establish procedures with respect to the Bonds not inconsistent with the provisions of this Indenture; provided, however, that, notwithstanding any other provisions of this Indenture, any such agreement may provide:

                   (a) that the Securities Depository is not required to present a Bond to the Trustee in order to receive a partial payment of principal;

                   (b) that different provisions for notice to such Securities Depository may be set forth therein; and

                   (c) that a legend shall appear on each Bond so long as the Bonds are subject to such agreement.

         With respect to Bonds registered in the name of a Securities Depository (or its nominee) neither the Trustee, the Issuer nor the Company shall have any obligation to any of its members or participants or to any person on behalf of whom an interest is held in the Bonds.

         It is hereby acknowledged that the Issuer has entered into an agreement (the "Letter of Representation") with DTC which applies to the Bonds, and while the Letter of Representations is in effect, the procedures established by DTC shall apply to the Bonds notwithstanding any other provisions of this Indenture to the contrary. As long as DTC is the Securities Depository with respect to the Bonds, the Trustee shall be a DTC Participant.

                                   ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

                SECTION 3.01. OPTIONAL REDEMPTION. The Bonds shall be subject to redemption, at the option of the Company, prior to maturity on or after April 1, 2008, in whole or in part on the dates set forth below, at the redemption prices (expressed as percentages of the principal amount) set forth in the following table, plus accrued interest, if any, to the redemption date:


                              Redemption Dates                                                Redemption Prices
                              ----------------                                                -----------------
                  April 1, 2008 and October 1, 2008                                                    102%

                  April 1, 2009 and October 1, 2009                                                    101%

                  April 1, 2010 and any Interest Payment Date thereafter.                              100%

                SECTION 3.02. RESERVED.

                SECTION 3.03. MANDATORY REDEMPTION. The Bonds shall be subject to mandatory redemption prior to maturity in whole, or as hereafter provided in part, at any time prior to their maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, not more than one hundred eighty (180) days after (i) receipt by the Company of written notice of the issuance of a private letter ruling or a technical advice memorandum by the Internal Revenue Service in a proceeding in connection with which the Company has had the opportunity to participate or (ii) the Company receives written notice of a final determination by any court of competent jurisdiction of the United States in a proceeding to which the Company is a party or in which the Company has had the opportunity to participate, in either case, to the effect that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Agreement or the Project Certificate, the interest payable on the Bonds is included in the gross income for federal income tax purposes of the Owners or beneficial owners thereof (other than a person who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code or Section 103(b)(13) of the 1954 Code). Upon the occurrence of any event described in the first sentence of this Section 3.03, the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel, the redemption of a portion of the Outstanding Bonds would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be included in the gross income for federal income tax purposes of any Owners or beneficial owners of the Bonds (other than a person who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code or Section 103(b)(13) of the Prior Code), in which event only such portion of the Outstanding Bonds shall be redeemed.

                SECTION 3.04. NOTICE OF REDEMPTION. Upon receipt of notice given by the Company pursuant to Section 7.3 of the Agreement, notice of the call for any redemption of Bonds or any portions thereof pursuant to Section 3.01 or 3.03 hereof identifying the Bonds or portions thereof to be redeemed, specifying the redemption date, the redemption price, the place and manner of payment and that from the redemption date interest will cease to accrue (provided that funds for the redemption of such Bonds or portions thereof are on deposit with the Trustee on such redemption date) shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books; provided, however, except in the case of a conditional notice of optional redemption as described in the next succeeding paragraph, the Trustee shall not give any notice of redemption unless funds sufficient for such redemption are then on deposit with the Trustee. Notice of redemption shall be provided at least thirty
(30) days prior to the date fixed for redemption to the Owners of Bonds to be redeemed; provided, however, that failure to duly give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds with respect to which no such failure or defect occurred. Upon presentation and surrender of Bonds so called for redemption in whole or in part at the place or places of payment, such Bonds or portions thereof shall be redeemed.

         With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VII hereof, such notice may state (if so directed by the Company in writing) that such redemption shall be conditioned upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

         Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

         In addition to the foregoing notice, further notice may be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as above prescribed.

            A. Each further notice of redemption given hereunder shall contain the information required above for an official notice of redemption plus (i) the CUSIP number of the Bonds; (ii) the Dated Date of the Bonds; (iii) the rate of interest borne by the Bonds; (iv) the maturity date of the Bonds; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

            B. Each further notice of redemption shall be sent at least five days before the date the redemption notice to the Owners is required to be given as provided in the first paragraph of this Section 3.04, by registered or certified mail or overnight delivery service, to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Bonds (such depositories now being Depository Trust Company of New York, New York; Midwest Securities Trust Company of Chicago, Illinois; Pacific Securities Depository Trust Company of San Francisco, California; and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania).

            C. Each further notice of redemption may be published one time in the Bond Buyer of New York, New York or, if such publication is impractical, in some other financial newspaper or journal which regularly carries notices of redemption of other obligations similar to the Bonds, such publication to be made at the time the redemption notice to the Owners is required to be given as provided in the first paragraph of this Section 3.04.

            D. Each further notice of redemption shall be given at least two days before the date the redemption notice to the Owners is required to be given as provided in the first paragraph of this Section 3.04, by (i) registered or certified mail, postage prepaid, or (ii) overnight delivery service, to two of the following services selected by the Company and at the address provided to the Trustee by the Company:

                   (1) Financial Information, Inc.'s Financial Daily Called Bond Service;

                   (2)     Interactive Data Corporation's Bond Service;

                   (3)     Kenny Information Service's Called Bond Service;

                   (4)     Moody's Municipal and Government Called Bond Service;
                           or

                   (5)     Standard & Poor's Called Bond Record.

         The Company shall pay, or shall reimburse the Trustee for payment of, all costs and expenses of redeeming Bonds.

                SECTION 3.05. DEPOSIT OF FUNDS. For the redemption of any of the Bonds, the Issuer shall cause to be deposited in the Bond Fund out of the Revenues moneys sufficient to pay when due the principal of, and premium, if any, and interest on, the Bonds or portions thereof to be redeemed on the redemption date. Moneys in the Bond Fund which are available therefor shall be credited against any moneys which the Issuer is required to cause to be so deposited in the Bond Fund.

                SECTION 3.06. PARTIAL REDEMPTION OF BONDS. In case a Bond is of a denomination larger than the minimum Authorized Denomination, all or a portion of such Bond may be redeemed in an Authorized Denomination. Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof, without cost to the Owner, a new Bond or Bonds of Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

                SECTION 3.07. SELECTION OF BONDS FOR REDEMPTION. If less than all of the Bonds are called for redemption, the Trustee shall select the Bonds or portions thereof to be redeemed from the Bonds outstanding not previously called for redemption, in such manner as in the Trustee's sole discretion it shall deem appropriate and fair. If it is determined that one or more, but not all, of the portions of principal amount represented by any such Bond is to be called for redemption, then, upon notice of intention to redeem such portion or portions, the Owner of such Bond shall forthwith surrender such Bond to the Trustee for (a) payment to such Owner of the redemption price of the portion or portions of principal amount called for redemption, and (b) delivery to such Owner of a new Bond or Bonds in the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. New Bonds representing the unredeemed portion of the principal amount of such Bond shall be issued to the Owner thereof, without charge therefor. If the Owner of any such Bond shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the portion or portions of principal amount called for redemption (and to that extent only) and interest with respect to such portion or portions will cease to accrue.

                                   ARTICLE IV

                           PAYMENT; FURTHER ASSURANCES

                SECTION 4.01. PAYMENT OF PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON BONDS. The Issuer shall promptly pay or cause to be paid the principal of, and premium, if any, and interest on, every Bond issued hereunder according to the terms thereof, but shall be required to make such payment or cause such payment to be made only out of Revenues. The Issuer hereby appoints the Trustee to act as the Paying Agent for the Bonds and designates the Corporate Trust Office of the Trustee as the place of payment of principal and premium, if any, of the Bonds.

                SECTION 4.02. PERFORMANCE OF COVENANTS; THE ISSUER. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in Section 4.01 hereof the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Company, or shall have received the instrument to be executed and at the Issuer's option shall have received from the Company assurance satisfactory to Issuer that the Issuer shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument. The Bonds and interest and premium, if any, thereon, and any obligation of the Issuer under the Agreement or this Indenture, shall never constitute a debt or indebtedness of the Issuer within the meaning of any constitutional or statutory provision or limitation and shall not constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit. The Issuer has no taxing power.

                SECTION 4.03. RIGHT TO PAYMENTS UNDER AGREEMENT; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will defend its right to the payment of amounts due from the Company under the Agreement to the Trustee, for the benefit of the Owners of the Bonds against the claims and demands of all persons whomsoever. Notwithstanding the foregoing, the Issuer shall not be obligated to take any action under this Section 4.03 unless the Issuer receives satisfactory indemnification for the reimbursement of all expenses to which it may be put and to protect it against all liability. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts pledged hereto, to the payment of the principal of, and premium, if any, and interest on, the Bonds. The Issuer covenants and agrees that, except as herein and in the Agreement and the Tax Agreement provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Revenues or its rights under the Agreement.

         No provision of this Indenture shall require the Issuer to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

                SECTION 4.04. FINANCING STATEMENTS. The Issuer shall cause a financing statement related to this Indenture to be filed at the time of execution and delivery of the Bonds. The Company shall provide to the Trustee thirty days prior to the sixth anniversary of such financing statement (or any continuation statement with respect thereto) a certificate as to whether a continuation statement under Arizona Revised Statutes Section 47-9403B is required to be filed to continue the effectiveness of the financing statement and if a continuation statement is required, the Company shall provide the completed continuation statement to the Trustee. The Trustee and the Issuer shall, if necessary, execute or join in the execution of the continuation statement and file or join in the filing thereof at such time or times and in such place or places as it may be advised by said certificate will preserve the effectiveness of the financing statement until the principal and interest on the Bonds shall have been paid or provided for. The Trustee shall, to the extent reasonably possible, take such actions as may be specified in such certificate, but shall have no further obligation or responsibility to take any other actions to preserve the lien of this Indenture upon the Trust Estate or any part thereof.

                SECTION 4.05. INSPECTION OF PROJECT BOOKS. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the Revenues derived from the Project shall at all times be open to inspection by such accountants or other agencies as the other party may from time to time designate.

                SECTION 4.06. RIGHTS UNDER AGREEMENT. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder. Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any and all of its rights under Sections 4.2(d), 4.2(e), 5.3 and 6.4 of the Agreement.

                                   ARTICLE V

                               REVENUES AND FUNDS

                SECTION 5.01. SOURCE OF PAYMENT OF BONDS. The Bonds and all payments required of the Issuer hereunder are not general obligations of the Issuer but are limited obligations as described in Section 2.04 hereof. The Revenues are pledged and assigned to the payment of the principal of, and premium, if any, and interest on, the Bonds. The payments provided in Sections 4.2(a) of the Agreement are to be remitted directly to the Trustee and deposited in the Bond Fund. Such payments, sufficient in amount to insure the prompt payment of the principal of, and premium, if any, and interest on, the Bonds, are pledged to such payment.

                SECTION 5.02. CREATION OF THE BOND FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "The Industrial Development Authority of the City of Phoenix, Arizona
- Airport Facilities Refunding Bond Fund - America West Airlines, Inc. Project - Series 1998", which shall be used to pay the principal of, and premium, if any, and the interest on, the Bonds.

                SECTION 5.03. PAYMENTS INTO THE BOND FUND. There shall be deposited into the Bond Fund from time to time the following:

                   (a) all accrued interest, if any, paid by the Original Purchaser of the Bonds;

                   (b) all payments specified in Section 4.2 (a) of the Agreement; and

                   (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement or otherwise, when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund.

         The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will cause to be deposited in the Bond Fund sufficient amounts from Revenues promptly to meet and pay the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Issuer to use any funds or revenues from any source other than Revenues.

                SECTION 5.04. USE OF MONEYS IN THE BOND FUND. Except as provided in Sections 5.06, 5.09 and 9.03 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, and premium, if any, and interest on, the Bonds as the same shall become due and payable at maturity, upon redemption or otherwise.

                SECTION 5.05. CUSTODY OF THE BOND FUND. The Bond Fund shall be in the custody of the Trustee, and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable and to comply with Article VI of the Tax Agreement, which authorization and direction the Trustee hereby accepts.

      SECTION 5.06. NON-PRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or on the date fixed for the redemption thereof, or in the event any interest payment thereon is unclaimed, if moneys sufficient to pay such Bond and premium, if any, or interest shall have been deposited in the Bond Fund, all liability of the Issuer to the Owner thereof for the payment of such Bond and premium, if any, or interest shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond. Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds and premium, if any, or interest, if any, within one (1) year after the date on which the same shall have become due shall be paid by the Trustee to the Company upon the written direction of an Authorized Company Representative and thereafter Owners shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such moneys and the Trustee shall have no further responsibility with respect to such moneys.

      SECTION 5.07. TRUSTEE'S FEES, CHARGES AND EXPENSES. The Trustee agrees that the Issuer shall have no liability for any fees, charges and expenses of the Trustee, and the Trustee agrees to look only to the Company for the payment of all fees, charges and expenses of the Trustee as provided in the Agreement and in this Indenture.

      SECTION 5.08. MONEYS TO BE HELD IN TRUST. All moneys and securities held by the Trustee in the Bond Fund, all moneys required to be deposited with or paid to the Trustee for deposit into the Bond Fund under any provision hereof, all moneys withdrawn from the Bond Fund and held by the Trustee, shall be held by the Trustee in trust, and such moneys (other than as provided in Sections
5.06 and 5.12 hereof and subject to the provisions of the Tax Agreement as provided in Section 5.13 hereof) shall, while so held, constitute part of the Trust Estate and be subject to the lien hereof.

      SECTION 5.09. REPAYMENT TO THE COMPANY FROM THE BOND FUND. Any amounts remaining in the Bond Fund after payment in full of the principal of, and premium, if any, and interest on, the Bonds (or provision for payment thereof as provided in this Indenture), the fees, charges and expenses of the Issuer and the Trustee and all other amounts required to be paid under the Agreement and this Indenture shall be paid to the Company as provided in Section 8.5 of the Agreement, subject to the provisions of the Tax Agreement.

      SECTION 5.10. REVENUES TO BE PAID OVER TO TRUSTEE. The Issuer will cause the Revenues to be paid to the Trustee for deposit in the Bond Fund in accordance with the terms of this Indenture to effect payment of the principal of, and premium, if any, and interest on, the Bonds as the same become due.

      SECTION 5.11. PAYMENTS OF PRINCIPAL AND INTEREST. The Trustee shall pay from Revenues received by the Trustee the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable.

      SECTION 5.12. REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS. Revenues and investments thereof shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Owners of all Outstanding Bonds (except as provided by Section 5.06 hereof), except that any portion of the Revenues representing principal of, and premium, if any, and interest on, any Bonds previously called for redemption in accordance with
Article III of this Indenture shall be held for the benefit of the Owners of such Bonds only and shall not be deposited or invested pursuant to Article VI hereof, notwithstanding any provision of Article VI.

      SECTION 5.13. TAX AGREEMENT. Notwithstanding anything in the Agreement or this Indenture to the contrary, the Trustee is hereby authorized to deposit moneys in the Bond Fund and to withdraw moneys from the Bond Fund, and to establish and administer the Rebate Fund, if any, in order to comply with the provisions of the Tax Agreement.

      SECTION 5.14. COST OF ISSUANCE FUND. The Trustee is authorized to create a Costs of Issuance Fund to be funded solely from amounts paid by the Company. Amounts in such Fund shall be disbursed at the written direction of the Company. The Issuer shall direct the Trustee in writing on the date of issuance of the Bonds as to whether such fund shall be created.

                                   ARTICLE VI

                              INVESTMENT OF MONEYS

      SECTION 6.01. INVESTMENT OF BOND FUND MONEYS. Subject to the provisions of the Tax Agreement and Sections 5.06 and 5.12 hereof, any moneys held as part of the Bond Fund, shall be invested and reinvested by the Trustee at the direction of the Company in accordance with the provisions of Section 3.5 of the Agreement. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund. The interest accruing thereon, any profit realized from such investments and any loss resulting from such investments shall be credited or charged to such fund in accordance with Section 3.5 of the Agreement. The Trustee shall sell and reduce to cash a sufficient amount of such investments in the Bond Fund whenever the cash balance in the Bond Fund is insufficient to pay the principal of, and premium, if any, and interest on, the Bonds when due and whenever required in order to comply with the provisions of the Tax Agreement.

      SECTION 6.02. INVESTMENTS; ARBITRAGE. The Trustee may make any and all investments permitted by the provisions of Section 6.01 hereof through its own investment department or that of an affiliate. The Company has covenanted in
Section 3.6 of the Agreement that none of the proceeds of the Bonds or the payments to be made under the

Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested in such a way as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148(a) of the Code.

                                   ARTICLE VII

                                   DEFEASANCE

      SECTION 7.01. DEFEASANCE. If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the Owners of the Bonds the principal, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, then this Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of payment, registration, transfer or exchange of Bonds herein provided for), whereupon the Trustee upon written request of an Authorized Issuer Representative shall cancel and discharge this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requested by an Authorized Issuer Representative and requisite to discharge this Indenture, and release, assign and deliver unto the Issuer any and all of the estate, right, title and interest in and to any and all rights assigned or pledged to the Trustee or otherwise subject to this Indenture, except amounts in the Bond Fund required to be paid to the Company under Section 5.09 hereof and except moneys or securities held by the Trustee for the payment of the principal of and premium, if any, and interest on the Bonds and except for any amounts required to be transferred to the Rebate Fund.

      Any Bond or Authorized Denomination thereof shall be deemed to be paid within the meaning of this Indenture when (a) payment of the principal of, and premium, if any, on, such Bond or Authorized Denomination thereof, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust and irrevocably set aside exclusively for such payment (1) moneys sufficient to make such payment and/or (2) Government Obligations maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee pertaining to any such deposit shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such times as a Bond or Authorized Denomination thereof shall be deemed to be paid hereunder, as aforesaid, such Bond or Authorized Denomination thereof shall no longer be secured by or entitled to the benefits of this Indenture (except as to any surviving rights to payment, registration of transfer, exchange or replacement of Bonds herein provided for, and except for the purposes of any such payment from such moneys or Government Obligations).

      Notwithstanding the foregoing paragraph, in the case of a Bond or Authorized Denomination thereof which by its terms may be redeemed prior to the stated maturity thereof, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed a payment of such Bond or Authorized Denomination thereof as aforesaid until proper notice of redemption of such Bond or Authorized Denomination thereof shall have been previously given in accordance with Article III of this Indenture, or in the event said Bond or Authorized Denomination thereof is not to be redeemed within the next succeeding sixty (60) days, until the Company shall have given the Trustee on behalf of the Issuer, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owner of such Bond or Authorized Denomination thereof in accordance with Article III hereof, that the deposit required by
(a)(ii) above has been made with the Trustee and that said Bond or Authorized Denomination thereof is deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable premium, if any, on said Bond or Authorized Denomination thereof, plus interest thereon to the due date thereof.

      Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this Article for the payment of Bonds or Authorized Denominations thereof (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds or Authorized Denominations thereof (including interest and premium thereon, if any) with respect to which such moneys and Government Obligations have been so set aside in trust.

      Anything in Article X hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of Bonds or Authorized Denominations thereof and the interest and premium, if any, thereon and such Bonds or Authorized Denominations thereof and the interest and premium, if any, thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Owner of each of the Bonds affected thereby.

                                  ARTICLE VIII

                          DEFAULT PROVISIONS; REMEDIES

      SECTION 8.01. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occurs, it is hereby defined as and declared to be and to constitute a default or an event of default:

            (a) Failure to make due and punctual payment of any installment of interest on any Bond when the same shall have become due and payable and the continuation of such failure for a period of two (2) Business Days after such payment has become due and payable;

            (b) Failure to make due and punctual payment of the principal of and premium, if any, on any Bond at the stated maturity thereof, or upon proceedings for the unconditional redemption thereof;

            (c) The occurrence of an "event of default" under the Agreement;

            (d) Failure on the part of the Issuer to perform or observe any of its covenants, agreements or conditions in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to
      Section 8.10 hereof.

      SECTION 8.02. ACCELERATION. Upon the occurrence of an event of default under Section 8.01 the Trustee may, and upon the written request of the Owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall, declare the principal of all Bonds then outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. The Trustee shall immediately thereafter give notice of such declaration to the Company and the Issuer. After such declaration of acceleration the Trustee shall immediately declare all indebtedness payable under Section 4.2(a) of the Agreement to be immediately due and payable in accordance with Section 6.2 of the Agreement.

      The above provisions are subject to waiver, rescission and annulment as provided in Section 8.09 hereof.

      SECTION 8.03. REMEDIES; RIGHTS OF BONDHOLDERS. Upon the occurrence and continuation of an event of default the Trustee may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of, and premium, if any, and interest on, the Bonds then outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth. In addition, the Trustee may, without notice to the Issuer or the Company, exercise any and all remedies afforded the Issuer under Article VI of the Agreement in its name or the name of the Issuer without the necessity of joining the Issuer.

      If an event of default shall have occurred and be continuing and if requested so to do by the Owners of not less than a majority in aggregate principal amount of Bonds then outstanding and upon being indemnified as provided in Section 9.01(i) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section 8.03 and
Section 8.02 hereof as the Trustee being advised by Counsel shall deem most expedient in the interests of the Bondholders.

      No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

      No delay or omission to exercise any right, power or remedy accruing upon any event of default shall impair any such right, power or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

      No waiver of any event of default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.

      SECTION 8.04. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

      SECTION 8.05. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances incurred or made by the Trustee and its Counsel, be deposited in the Bond Fund and all such moneys and all other moneys then on deposit in the Bond Fund (except as provided in Section 5.06 hereof and subject to the Tax Agreement) shall be applied to the payment of the principal of, premium, if any, and interest then due and unpaid upon the Bonds (except as provided in Section
5.06 hereof), without preference or priority of any kind, ratably, according to the amounts due and payable on such Bonds for principal, premium, if any, and interest, respectively, to the persons entitled thereto without any discrimination or privilege.

      Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date. Whenever all principal of, and premium, if any, and interest on, all Bonds have been paid under the provisions of this Section 8.05 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 5.09 hereof, subject to the provisions of the Tax Agreement.

      SECTION 8.06. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proofs of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the outstanding Bonds.

      SECTION 8.07. RIGHTS AND REMEDIES OF BONDHOLDERS. No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust thereof or for the appointment of a receiver or any other remedy hereunder, unless (i) a default has occurred of which the Trustee is deemed to have notice or has been notified as provided in Section 9.0l(g) hereof, (ii) such default shall have become an event of default and be continuing, (iii) the Owners of not less than a majority in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee, either to proceed to exercise the powers herein granted or to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee indemnity as provided in Section 9.01(i), and (iv) the Trustee shall for sixty (60) days after such notice, request and offer of indemnity fail or refuse to exercise the powers herein granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder. No one or more Owners of the Bonds shall have any right in any manner whatsoever to enforce any right hereunder except in the manner herein provided, and all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of, and premium, if any, and interest on, any Bond at and after the maturity thereof.

      SECTION 8.08. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

      SECTION 8.09. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any event of default hereunder and rescind its consequences and shall do so upon the written request of the Owners of not less than a majority in aggregate principal amount of all Bonds then outstanding; provided, however, that there shall not be waived any event of default in the payment of the principal of, or premium on, any outstanding Bonds when due (whether at maturity or by redemption), or any event of default in the payment when due of the interest on any such Bonds, unless prior to such waiver and rescission, all arrears of principal of and interest, with interest at the rate borne by the Bonds on overdue principal and (to the extent permitted by law) on overdue installments of interest, and all arrears of premium, if any, when due, together with the reasonable fees and expenses of the Trustee and of the holders of such Bonds, including reasonable attorneys' fees paid or incurred, shall have been paid or provided for; provided further, that if the Owners of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have made the written request specified in the first paragraph of Section 8.02 hereof, then only upon receipt by the Trustee of the express written consent of the Owners of a majority in principal amount of the Bonds then outstanding (which consents the Trustee shall have no duty or obligation to solicit). In the case of any such waiver and rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver and rescission shall extend to any subsequent or other default, or impair any right consequent thereon. All waivers under this Indenture shall be in writing and a copy thereof shall be delivered to the Issuer and to the Company.

      SECTION 8.10. OPPORTUNITY OF COMPANY TO CURE EVENTS OF DEFAULT. Anything herein to the contrary notwithstanding, no default under Section 8.01(d) hereof shall constitute an event of default until actual notice of such default by registered or certified mail shall be given to the Issuer and the Company by the Trustee or to the Issuer and the Company and the Trustee by the Owners of not less than a majority in aggregate principal amount of all Bonds Outstanding, and the Company shall have had sixty days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, however, if said default be such that it cannot be corrected within the applicable period, it shall not constitute an event of default if corrective action is instituted within the applicable period and diligently pursued until the default is corrected.

      Whenever, so long as the Company is not in default under the Agreement, after a reasonable request by the Company, the Issuer shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any other action which the Issuer is required to have the Trustee take pursuant to the provisions of the Agreement or this Indenture, the Company instead of the Issuer may give any such direction to the Trustee or require the Trustee to take any such action. Upon receipt by the Trustee of a written notice signed by the Authorized Company Representative stating that the Company has made reasonable request of the Issuer, and that the Issuer has failed, refused or neglected to give any direction to the Trustee or to require the Trustee to take any such action (subject to indemnification which the Trustee deems adequate), the Trustee is hereby irrevocably empowered and directed to accept such direction from the Company as sufficient for all purposes of this Indenture. The Company shall have the direct right to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Issuer is empowered so to do.

      Certain actions or failures to act by the Issuer under this Indenture may create or result in an event of default under this Indenture and the Issuer hereby grants the Company full authority, to the extent permitted by law, for the account of the Issuer to perform or observe any covenant or obligation of the Issuer alleged in a written notice to the Issuer and the Company from the Trustee or from the requisite percentage of Owners of the Bonds not to have been performed or observed, in the name and stead of the Issuer with full power to do any and all things and acts to remedy any default.

                                   ARTICLE IX

                                   THE TRUSTEE

      SECTION 9.01. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, represents and covenants that it is fully empowered to accept said trusts, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the
Trustee:

            (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be responsible for the acts of any attorneys, agents or receivers appointed by it in good faith and without negligence, shall not be responsible for the acts of any agents over which the Trustee has no control and has no power to appoint or remove and shall be entitled to advice of Counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases require that the Company pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed by the Trustee in connection with the trusts hereof. The Trustee may act upon the opinion or advice of Counsel. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice or any misconduct or negligence on the part of any agent or attorney appointed with due care.

            (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for any recital herein or in the Bonds, or the validity, priority, recording, or re-recording, filing, or refiling of this Indenture or any financing statement, amendments to this Indenture, or continuation statements, or for reviewing any annual reports, financial statements or audits, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or for any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, for the value or title of the Project or as to the maintenance of the security hereof. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of the proceeds of the Bonds or of any money paid to the Company or upon the order of the Company under any provision hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Company under the Agreement, except as hereinafter set forth, but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the covenants, conditions and agreements aforesaid. Except as otherwise provided in Sections 8.02 and 8.03 hereof, the Trustee shall have no obligation to perform any of the rights or duties of the Issuer under the Agreement. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Article VI hereof including, without limitation, any loss suffered in connection with the sale of any investment pursuant to Article VI hereof.

            (c) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee, in its individual capacity, may become the owner of Bonds with the same rights which it would have if it were not Trustee.

            (d) The Trustee shall be protected in acting in good faith upon any notice, request, resolution, consent, certificate, affidavit, letter, telegram, fax or other paper or document, or oral communication or direction, believed to be genuine and correct and to have been signed or sent or given by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

            (e) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by an Authorized Issuer Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section, or subsequent to the waiver, rescission or annulment of a default as provided in Article VIII hereof, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate signed on behalf of the Issuer by the Recording Officer to the effect that a resolution or ordinance in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution or ordinance has been duly adopted, and is in full force and effect.

            (f) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be liable in the performance of its obligations hereunder except for its negligence or willful misconduct.

            (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder, except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by
      Article IV and all defaults under Section 8.01(a) or (b), unless the Trustee shall be specifically notified in writing of such default by the Issuer or the Owners of at least a majority in aggregate principal amount of all Bonds then affected or outstanding.

            (h) The Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers hereunder.

            (i) Before taking any action under Article VIII hereof or this Section at the request or direction of the Bondholders, the Trustee may require that a satisfactory indemnity bond be furnished by the Bondholders, for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct in connection with any action so taken.

            (j) All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law or this Indenture. The Trustee shall not be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

            (k) The Trustee, prior to the occurrence of an event of default specified in Section 8.0l of this Indenture of which it is deemed to have knowledge pursuant to clause (g) above and after the curing of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and, in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture. In case an event of default has occurred (which has not been cured or waived) of which it is deemed to have knowledge pursuant to clause (g) above, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (l) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) This subsection shall not be construed to limit the effect of subsection (k) of this Section;

                 (ii) The Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (iii) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owners of a majority in aggregate principal amount of the Bonds outstanding relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                 (iv) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (m) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or as a condition to the taking of any action by the Trustee.

      SECTION 9.02. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business and authorized under such laws to exercise corporate trust powers, authorized to accept and exercise the trusts herein provided, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.02, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article, and shall immediately provide notice of such resignation by registered or certified mail to the Issuer, the Company and the Owner of each Bond.

      SECTION 9.03. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment and/or reimbursement from the Company for reasonable fees for its Ordinary Services rendered hereunder and all advances, Counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services hereunder and under the Tax Agreement and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor from the Company, and to reimbursement from the Company for reasonable and necessary Extraordinary Expenses (including fees of Counsel) in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the neglect or misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement from the Company for the reasonable fees and charges of the Trustee as Bond Registrar and Paying Agent. Upon the occurrence and continuation of an Event of Default hereunder, the Trustee shall have a first lien with right of payment prior to payment on account of interest or principal of, or premium, if any, on any Bond upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred.

      SECTION 9.04. NOTICE TO BONDHOLDERS IF DEFAULT OCCURS. If a default occurs of which the Trustee is by Section 9.01(g) hereof required to take notice or if notice of default be given as in said Section 9.01(g) provided, the Trustee shall, within fifteen (15) days thereafter (unless such default is cured or waived), give notice of such default to each Owner of Bonds then outstanding, provided that, except in the case of a default in the payment of the principal of, or premium, if any, or interest on, any Bond, the Trustee may withhold such notice to the Bondholders if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the Bondholders.

      SECTION 9.05. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Owners of the Bonds, the Trustee may intervene on behalf of Bondholders and, subject to the provisions of Section 9.01(i), shall do so if requested in writing by the Owners of a majority in aggregate principal amount of all Bonds then outstanding.

      SECTION 9.06. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be merged, or with which it may be consolidated, or to which it may sell, lease or transfer its corporate trust business and assets as a whole or substantially as a whole, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument on the part of any of the parties hereto.

      SECTION 9.07. RESIGNATION BY THE TRUSTEE. The Trustee may at any time resign from the trusts hereby created by giving sixty (60) days written notice by registered or certified mail to the Issuer, the Company and the Owner of each Bond, and such resignation shall take effect at the appointment of a successor Trustee pursuant to the provisions of Section 9.09 hereof and acceptance by the successor Trustee of such trusts. If no successor Trustee shall have been so appointed and have accepted appointment within forty-five (45) days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      SECTION 9.08. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Issuer and the Company and signed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding, or (so long as no event of default is then existing under Section 6.1 of the Agreement or under Section
8.01 of this Indenture) by the Company by written instrument delivered to the Trustee and the Issuer, and such removal shall only take effect at the appointment of a successor Trustee pursuant to the provisions of Section 9.09 hereof and acceptance by the successor Trustee of such trusts.

      SECTION 9.09. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall:

            (a) resign pursuant to Section 9.02 or 9.07 hereof;

            (b) be removed pursuant to Section 9.08 hereof; or

            (c) be dissolved, taken under the control of any public officer or officers or of a receiver appointed by a court, or otherwise become incapable of acting hereunder,

a successor shall be appointed by the Issuer at the direction of the Company; provided, that if a successor Trustee is not so appointed within ten (10) days after notice of resignation is mailed or instrument of removal is delivered as provided under Sections 9.02, 9.07 and 9.08 hereof, respectively, or within ten
(10) days of Issuer's knowledge of any of the events specified in (c) hereinabove, then the Owners of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by or on behalf of such Owners, may designate a successor Trustee. Every such successor Trustee appointed pursuant to the provisions of this Section shall meet the requirements of Section 9.02 hereof and shall be a trust company or bank in good standing, shall be eligible to serve as Trustee under the Act, and willing to accept the trusteeship and all other terms and conditions hereunder under the terms and conditions of this Indenture.

      In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this
Article IX prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the Owner of any Bond may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

      SECTION 9.10. CONCERNING ANY SUCCESSOR TRUSTEES. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but, nevertheless, (l) such predecessor shall, on the written request of the Issuer at the direction of the Company, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder and (2) such predecessor shall deliver all securities and moneys held by it as Trustee hereunder (net of any amounts owing to it hereunder) to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer at the expense of the Company. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed or recorded by the successor Trustee in each recording office, if any, where the Indenture or a financing statement relating thereto shall have been filed or recorded.

      SECTION 9.11. APPOINTMENT OF CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section are adapted to these ends.

      In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction (including particularly the State) is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

      Should any instrument in writing from the Issuer be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer at the expense of the Company; provided, that if an event of default shall have occurred and be continuing, if the Issuer does not execute any such instrument within fifteen

(15) days after request therefor (which request shall contain notification of such fifteen (15) day deadline), the Trustee shall be empowered as an attorney-in-fact for the Issuer to execute any such instrument in the Issuer's name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

      The Trustee shall be entitled to remove any co-trustee so appointed by the Trustee upon written notice to such co-trustee, the Issuer and the Company.

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

      SECTION 10.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Trustee may without the consent of or notice to any of the Bondholders enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

            A. to add to the covenants and agreements of, and limitations and restrictions upon, the Issuer in this Indenture other covenants, agreements, limitations and restrictions to be observed by the Issuer which are not contrary to or inconsistent with this Indenture as theretofore in effect;

            B. to grant to or confer or impose upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority, security, liabilities or duties which may lawfully be granted, conferred or imposed and which are not contrary to or inconsistent with this Indenture as heretofore in effect;

            C. to cure any ambiguity or omission or to cure, correct or supplement any defective provision of this Indenture in each case in such manner as shall not adversely affect the Bondholders;

            D. to evidence the appointment of a separate Trustee or a co-trustee or to evidence the succession of a new Trustee hereunder;

            E. to comply with the requirements of the Trust Indenture Act of 1939, as from time to time amended;

            F. to subject to this Indenture additional revenues, properties or collateral;

            G. to provide for the issuance of coupon bonds (provided, however, that the Issuer and the Trustee have received an opinion of Bond Counsel to the affect that issuance of such coupon bonds complies with the applicable laws and will not adversely affect the exclusion from gross income for federal income tax purposes of interest on any of the Bonds);

            H. to provide for the use or discontinuance of a book entry system;

            I. to maintain ratings on the Bonds;

            J. to preserve the exemption from Federal income taxes of interest on the Bonds, or any of them; or

             K. to modify, alter, amend or supplement this Indenture in any other respect which is not adverse to the Bondholders and which does not involve a change described in clauses (a), (b), (c) or (d) of the first paragraph of Section 10.02 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee.

      SECTION 10.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS. Exclusive of supplemental indentures covered by Section 10.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that nothing in this Section contained shall permit or be construed as permitting without the consent of the owners of 100% in aggregate principal amount of the Bonds then outstanding (a) an extension of the maturity date of the principal of or the interest on any Bond issued hereunder, or (b) a reduction in the principal amount of, or premium, if any, on, any Bond or the rate of interest thereon, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such supplemental indenture.

      If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes allowed by this Section, the Trustee shall, at the request of the Issuer and upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed in substantially the manner provided in the first paragraph of Section 3.04 hereof with respect to redemption of Bonds. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Corporate Trust Office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period of time as shall be prescribed by the Issuer following the mailing of such notice, the Owners of not less than a majority or 100%, as the case may be, in aggregate principal amount of the Bonds outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. The Issuer shall have the right to extend from time to time the period within which such consent and approval may be obtained from Bondholders. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

      SECTION 10.03. CONSENTS TO SUPPLEMENTAL INDENTURES. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article X which affects any rights or obligations of the Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. The Company shall be given prior written notice of the proposed execution and delivery of any supplemental indenture whether or not its rights or obligations are affected. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the date of the first mailing of notice of the proposed execution of such supplemental indenture as hereinbefore in Section 10.02 provided. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive at its principal corporate trust office a letter of protest or objection thereto signed by or on behalf of the Company on or before 4:30 o'clock P.M., New York time, of the fifteenth day after the mailing of said notice and a copy of the proposed supplemental indenture.

      SECTION 10.04. RELIANCE ON OPINIONS OF COUNSEL. The Issuer and the Trustee may rely on an opinion of Counsel to the effect that any supplemental indenture entered into by the Issuer and the Trustee complies with the provisions of this
Article X and an opinion of Bond Counsel that any such supplemental indenture does not adversely affect the exclusion from federal gross income of interest on the Bonds.

                                   ARTICLE XI

                             AMENDMENT OF AGREEMENT

      SECTION 11.01. AMENDMENTS, ETC., TO AGREEMENT NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Company may, with the written consent of the Trustee, but without the consent of or notice to any of the Bondholders, enter into any amendment, change or modification of the Agreement (a) as may be required by the provisions of the Agreement or this Indenture, (b) for the purpose of curing any ambiguity or formal defect or omission in the Agreement,
(c) to preserve the exemption from Federal income taxes of interest on the Bonds, or any of them, (d) to change Exhibit A to the Agreement in accordance with the provisions of the Agreement or the Project Certificate or (e) in connection with any other change therein which is not to the prejudice of the Trustee or the Owners of the Bonds.

      SECTION 11.02. AMENDMENTS, ETC., TO AGREEMENT REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications as provided in
Section 11.01 hereof, the Issuer and the Company shall not enter into, and the Trustee shall not consent to, any other amendment, change or modification of the Agreement without mailing of notice to, and the written approval or consent of, the Owners of not less than a majority in aggregate principal amount of the Bonds at the time outstanding given and procured as provided in this Section; provided, however, that nothing in this Section or Section 11.01 hereof shall permit or be construed as permitting without the consent of the owners of 100% in aggregate principal amount of the Bonds then outstanding (a) an extension of the time of the payment of any amounts payable under Section 4.2(a) of the Agreement, or (b) a reduction in the amount of any payment or in the total amount due under Section 4.2(a) of the Agreement or (c) a reduction in the aggregate principal amount of the Bonds required for consent to an amendment of the Agreement. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, at the request of the Issuer and upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be mailed to the Owners of Bonds in the same manner as provided by the first paragraph of Section 3.04 hereof with respect to redemption of Bonds. Such notice shall briefly set forth the notice of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file with the Trustee for inspection by all Bondholders. If, within sixty (60) days, or such longer period as shall be prescribed by the Issuer in its reasonable judgment, following the mailing of such notice, the Owners of not less than a majority or 100%, as the case may be, in aggregate principal amount of the Bonds outstanding at the time of the execution of any such amendment, change or modification shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Company or the Issuer from executing the same or from taking any action pursuant to the provisions thereof, or the Trustee from consenting thereto. The Issuer shall have the right to extend from time to time the period within which such consent and approval may be obtained from Bondholders. Upon the execution of any such amendment, change or modification as in this Section permitted and provided, the Agreement shall be and be deemed to be modified, changed and amended in accordance therewith.

      SECTION 11.03. RELIANCE ON OPINIONS OF COUNSEL. The Issuer and the Trustee may rely upon an opinion of Counsel to the effect that any proposed amendment, change or modification to the Agreement will comply with the provisions of this
Article XI and an opinion of Bond Counsel that any such amendment, change or modification does not adversely affect the exclusion from federal gross income of interest on the Bonds.

                                   ARTICLE XII

                                  MISCELLANEOUS

      SECTION 12.01. CONSENTS, ETC., OF BONDHOLDERS. Any consent, approval, direction or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, approval, direction or other instrument or of the writing appointing any such agent, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

            (a) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the Person signing such instrument or writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution or in any other manner satisfactory to the Trustee;

            (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of acquiring the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.03 hereof.

      SECTION 12.02. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Company and the Owners of the Bonds any legal or equitable right, remedy or claim under or in respect to this Indenture. This Indenture and all of the covenants, conditions and provisions hereof are intended to be and being for the sole and exclusive benefit of the parties hereto, the Owners of the Bonds and the Company as herein provided.

      SECTION 12.03. SEVERABILITY. If any provision of this Indenture shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

      SECTION 12.04. NOTICES. Except as otherwise expressly provided herein, all notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given on the day on which the same have been mailed by first class mail postage prepaid, or delivered by hand, or sent by telecopy or similar facsimile transmission, as follows: if to the Issuer, c/o Lewis and Roca, LLP., 40 North Central Avenue, Phoenix, Arizona 85004-4429, or to telecopy number (602) 262-5311; if to the Company, at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, or to telecopy number (602) 693-8953, Attention: Treasurer; if to the Trustee, at 3300 North Central Avenue, 15th Floor, Phoenix, Arizona 85012,
Attention: Corporate Trust Services; provided, however, that notice to the Trustee shall be deemed given when received by the Trustee. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Trustee to the other shall also be given to the Company. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      SECTION 12.05. HOLIDAYS. Except as otherwise expressly set forth herein, if the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Indenture, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Indenture.

      SECTION 12.06. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 12.07. APPLICABLE LAW. The power and authority of the Issuer to issue the Bonds and the rights and obligations of the Issuer hereunder shall be governed by and construed in accordance with the laws of the State, except that the Trustee's rights, duties, immunities and its standard of care in the performance of its responsibilities under this Indenture shall be governed by and construed in accordance with the laws of the state in which is located the Trustee's Corporate Trust Office.

      SECTION 12.08. CAPTIONS. The captions or headings in this Indenture are for convenience only and in no way define, limit, or describe the scope or intent of any provisions or sections of this Indenture.

      SECTION 12.09. NOTICE REGARDING CANCELLATION OF CONTRACTS. As required by the provisions of Section 38-511, Arizona Revised Statutes, as amended, notice is hereby given that political subdivisions of the State of Arizona or any of their departments or agencies may, within three (3) years of its execution, cancel any contract, without penalty or further obligation, made by the political subdivisions or any of their departments or agencies on or after September 30, 1988, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the political subdivisions or any of their departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. The cancellation shall be effective when written notice from the chief executive officer or governing body of the political subdivision is received by all other parties to the contract unless the notice specifies a later time.

      The Trustee covenants and agrees not to employ as an employee, agent or, with respect to the subject matter of the Indenture, a consultant, any person significantly involved in initiating, negotiating, securing, drafting or creating this Indenture on behalf of the Issuer within three (3) years from the execution hereof, unless a waiver is provided by the Issuer.

      IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, Arizona, has caused these presents to be signed in its name and behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created Norwest Bank Arizona, N.A. has caused these presents to be signed in its name and behalf as of the first day of April, 1998.

                                       THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                           THE CITY OF PHOENIX, ARIZONA


                                       By
                                          -------------------------------------
                                          President

Attest:


----------------------------------
Assistant Secretary


                                       NORWEST BANK ARIZONA, N.A., as Trustee


                                       By /s/ illegible
                                          -------------------------------------
                                          Its Assistant Vice President

     IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF PHOENIX, ARIZONA, has caused these presents to be signed in its name and behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created Norwest Bank Arizona, N.A. has caused these presents to be signed in its name
and behalf by one of its                     and its official seal to be
hereunto affixed, and the same to be attested by one of its              , all
as of the first day of April, 1998.

                                         THE INDUSTRIAL DEVELOPMENT AUTHORITY
                                           OF THE CITY OF PHOENIX, ARIZONA


                                         By  /s/ illegible
                                             ----------------------------------
                                             President


Attest:

/s/ illegible
----------------------------------
Assistant Secretary


                                         NORWEST BANK ARIZONA, N.A., as Trustee


                                         By
                                            -----------------------------------
                                            Its
                                               --------------------------------


(SEAL)

Attest:


----------------------------------
Its
    ------------------------------

                                    EXHIBIT I


                                 INVESTOR LETTER
                                  April 2, 1998


City of Phoenix
Phoenix, Arizona

The Industrial Development Authority
of the City of Phoenix, Arizona



      Re:             THE INDUSTRIAL DEVELOPMENT AUTHORITY
                         OF THE CITY OF PHOENIX, ARIZONA
                       AIRPORT FACILITIES REFUNDING BONDS
                      (AMERICA WEST AIRLINES, INC. PROJECT)
                                   SERIES 1998

Ladies and Gentlemen:

      The undersigned, [insert name of purchaser] (the "Purchaser"), has purchased $29,300,000 principal amount of the Bonds. In connection with such purchase, The Industrial Development Authority of the City of Phoenix, Arizona (the "Issuer") and the City of Phoenix, Arizona (the "City") require that the Purchaser make certain representations as to the Purchaser's willingness to accept the risks of investing in the Bonds, the Purchaser's investigation of such risks, and such other matters. Accordingly, the Purchaser represents and warrants to the Issuer, the City, and other addressees hereof as follows:

       A. QUALIFICATION. The Purchaser is either a "qualified institutional buyer" (a "Qualified Institutional Buyer") within the meaning of Rule 144A of the Securities Act of 1933 (the "Securities Act") or a non-natural "accredited investor" as defined in Rule 501 of Regulation D of the United States Securities and Exchange Commission (an "Accredited Investor"). The Purchaser can bear the economic risk of the purchase of the Bonds and has such knowledge and experience in business and financial matters, including the analysis of the purchase of similar investments, as to be capable of evaluating the merits and risks of an investment in the Bonds on the basis of the information requested and reviewed by us and our review as described herein.

       B. NO REGISTRATION; TRANSFERABILITY. The Purchaser acknowledges that the Bonds are not currently required to be, have not been, and are not intended to be, registered under the Securities Act or registered or otherwise qualified under the securities laws of any


                                    EXHIBIT I
state or other jurisdiction, and that any sale or other transfer of the Bonds may be only in accordance with such laws. The Bonds are rated "____" by Moody's Investors Service, Inc., and their transferability is limited to Qualified Institutional Buyers or Accredited Investors.

       C. INDEPENDENT EVALUATION; WAIVER OF ISSUER'S DUE DILIGENCE; RELEASE. The Purchaser has independently evaluated the factors associated with its investment decision. The Purchaser has been given full and complete access to and has been furnished with all information requested by the Purchaser regarding the Company, and has conducted such other investigations relating to the Issuer, the Company, the Project, and the Bonds, as in the opinion of the Purchaser was necessary in connection with its purchase of the Bonds. The Purchaser acknowledges that the Issuer, the members of its Board of Directors, its officers, Quarles & Brady, its counsel and Villanueva & Company, its financial advisor and the City and its City Council and agents of any of the foregoing (each individually an "Issuer Party" and all collectively the "Issuer Parties") have not undertaken to furnish information to the Purchaser, or to ascertain the accuracy or completeness of any information that may have been furnished to the Purchaser by or on behalf of the Issuer or the Company relating to the operations, financial conditions or future prospects of the Company or the Project and that none of the Issuer Parties have made any representations concerning the accuracy or completeness of any information supplied to the Purchaser or relating to the Company and the Project. The Purchaser hereby waives any requirements of due diligence in investigation or inquiry on the part of any of the Issuer Parties and all claims, actions, or causes of action which the Purchaser may have directly or indirectly from or relating to any action which the Issuer and its Board of Directors or the City and its City Council took, or could have taken, in connection with the issuance and sale of the Bonds to the Purchaser.

       D. DISCLOSURE STATEMENT. We have carefully read the Limited Offering Memorandum relating to the Bonds in its entirety and understand the risks described therein and understand and acknowledge that there may be other risks in such investment which are not described therein. We acknowledge that the Bonds are a speculative investment and that there is a high degree of risk in such investment.

       E. SOPHISTICATION. The Purchaser is sufficiently knowledgeable and experienced in financial and business matters, including the purchase and ownership of municipal and other tax-exempt obligations, to be able to evaluate the risks and merits of the investment represented by the purchase of the Bonds, and is capable of and has made its own investigation of the Borrower and the Project in connection with its decision to purchase the Bonds.

       F. LEGAL AUTHORIZATION. The Purchaser is duly and legally authorized to purchase the Bonds, and the Purchaser is duly and legally authorized to execute this Investor Letter. The Purchaser has satisfied itself that the Bonds are a lawful investment for it under all applicable laws.

       F. SPECIAL LIMITED OBLIGATIONS. The Purchaser understand that the Bonds are special limited, and not general obligations of the Issuer payable solely from the revenues received by Norwest Bank Arizona, National Association, as trustee (the "Trustee"). The

Purchaser understands that the Bonds are not secured by any obligations or the pledge of any monies received or to be received from taxation or from the State of Arizona (the "State") or any political subdivision or taxing district thereof (including, without implied limitation, the Issuer or the City), and that the Bonds will never represent or constitute a general obligation, debt, or bonded indebtedness of the City, the State, or any political subdivision thereof, and that no right will exist to have taxes levied by the City, the State, or any political subdivision thereof, for the payment of the principal of, premium, if any, and interest on the Bonds, and that payment of the principal of, premium, if any, and interest on the Bonds depends upon the general credit of the Company. The Purchaser understands that the Issuer has no taxing power.

       H. SURVIVAL. All representations of the Purchaser contained herein shall survive the sale and delivery of the Bonds to the Purchaser as representations of fact existing as of the date of execution and delivery of this Investor Letter.

       I. DEFINED TERMS. The initial capitalized terms not defined herein shall the meaning ascribed to such terms in the Indenture of Trust which secures the payment of the Bonds.

      J. WAIVER OF DUE DILIGENCE. Notwithstanding anything to the contrary herein, the Purchaser waives any requirement of due diligence and investigation or inquiry on the part of any of the Issuer Parties.

      The above representations are provided solely for the benefit of the addressees of this Investor Letter and may not be relied upon by or furnished to any other person without our prior written consent.

                                  ______________________________



                                  By __________________________________________

                                     __________________________________________

                                   Its ________________________________________

                                  [Note:  The signatory must be Chief Financial
                                     Officer or other executive officer.]


                                      I-3